UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
September 26, 2002

US Airways Group, Inc.
(Commission file number: 1-8444)

and

US Airways, Inc.
(Commission file number: 1-8442)

(Exact names of registrants as specified in their charters)

          Delaware                         US Airways Group, Inc. 54-1194634
(State of incorporation                US Airways, Inc.            53-0218143
     of both registrants)                 (I.R.S. Employer Identification Nos.)

US Airways Group, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

US Airways, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

Item 5.      Other Events

     On September 26, 2002, US Airways Group, Inc. (Company) and US Airways, Inc. issued a news release (see exhibit 99 below).

     Certain of the information contained in the attached news release should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, that reflect the Company's current views with respect to current events and financial performance. Such forward looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company's operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company to operate pursuant to the terms of the debtor-in-possession financing facility; the Company's ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 cases; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company's ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 cases on the Company's liquidity or results of operations; the ability of the Company to fund and execute its business plan; the ability of the Company to attract, motivate and/or retain key executives and associates; the ability of the Company to attract and retain customers; demand for transportation in the markets in which the Company operates; economic conditions; labor costs; financing costs; aviation fuel costs; security-related costs; competitive pressures on pricing (particularly from lower-cost competitors); weather conditions; government legislation and regulation; consumer perceptions of the Company's products; and other risks and uncertainties listed from time to time in the Company's reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. The Company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.

     Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company's various pre-petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

Item 7.      Financial Statements and Exhibits

(c)   Exhibit

Designation                                                 Description
------------                                                  ----------------

99            News release dated September 26, 2002 of US Airways Group, Inc. and
                US Airways, Inc.

                                                                              SIGNATURES
                                                                              --------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                                                               US Airways Group, Inc. (REGISTRANT)

Date: September 27, 2002                                         By:     /s/ Anita P. Beier
                                                                                 Anita P. Beier
                                                                                 Vice President and Controller
                                                                                 (Chief Accounting Officer)

                                                                               US Airways, Inc. (REGISTRANT)

Date: September 27, 2002                                        By:     /s/ Anita P. Beier
                                                                                 Anita P. Beier
                                                                                 Vice President and Controller
                                                                                 (Chief Accounting Officer)

(this space intentionally left blank)

US AIRWAYS RESTRUCTURING REMAINS ON TRACK

     ARLINGTON, Va., Sept. 26, 2002 - US Airways' restructuring plan to emerge from Chapter 11 protection by early 2003 remains on track, following decisions issued today by the U.S. Bankruptcy Court to allow the Retirement Systems of Alabama (RSA) to serve as the airline's new equity plan sponsor and provide the $500 million financing for the Company's debtor-in-possession (DIP) funds.

     Judge Stephen S. Mitchell also approved the terms for a bidding process in order to allow US Airways to consider higher or otherwise better equity investment offers as part of the airline's restructuring, pursuant to the competitive bidding process also approved by the Bankruptcy Court today.

     "The RSA offer represents a premium over the original equity investment offer from Texas Pacific Group, and we are confident of RSA's commitment to our restructuring efforts," said David Siegel, US Airways president and chief executive officer. "The court's affirmation of our plans today will keep our fast-track restructuring on schedule so that we can present a plan of reorganization by the end of the year and emerge from Chapter 11 protection in early 2003."

     Under the terms of the bidding process put in place today, qualified bidders will be able to conduct due diligence at a Company data room and attend management presentations beginning Sept. 27, and continuing through mid-November, allowing the company to finalize its equity sponsor and file its Chapter 11 reorganization plan by year-end.

     US Airways announced the RSA agreement this morning, which includes an equity investment, the DIP financing, and an agreement to restructure $340 million of aircraft debt obligations held by RSA. Judge Mitchell granted interim approval of the new DIP financing package, and allowed a $300 million draw on those funds, which includes the payback of $75 million that has already been drawn from the original DIP loan provided by Credit Suisse First Boston, Texas Pacific Group and Bank of America. The RSA-sponsored DIP financing replaces the previous fund instrument. Final approval of the DIP financing is set for the next omnibus court hearing scheduled for Nov. 7, 2002.

NUMBER: 4360